UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 6, 2010
Emisphere Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200, Cedar Knolls, New Jersey	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
(a)	On January 6, 2010, Emisphere Technologies, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accountants. This action was approved on January 6, 2010 by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).

PwC’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that for each of the years ended December 31, 2008 and 2007 PwC’s reports contained an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2007 and 2008 and the subsequent interim periods through January 6, 2010, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports. As noted in Item 4 of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2009, and quarterly reports on Forms 10-Q/A for the quarters ended June 30, 2009 and March 31, 2009, the Company identified a material weakness in its internal controls over financial reporting and disclosure controls and procedures with respect to ineffective controls to ensure completeness and accuracy with regard to the proper recognition, presentation and disclosure of conversion features of certain convertible debt instruments and warrants. The Audit Committee discussed the material weakness with PwC, and the Company has authorized PwC to respond fully to the inquiries of McGladrey & Pullen, LLP, the successor independent registered public accounting firm, regarding the material weakness. Except as previously noted in this paragraph, there were no other “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2007 and 2008 and through January 6, 2010.

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC’s letter dated January 11, 2010, is attached as Exhibit 16.1 hereto.

(b)	On January 6, 2010, with the approval of the Audit Committee of the Company, the Company engaged McGladrey & Pullen, LLP (“M&P”) to act as its independent registered public accounting firm. During the years ended December 31, 2007, and 2008, respectively, and in the subsequent interim periods through January 6, 2010, neither the Company nor anyone acting on its behalf has consulted with M&P on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
16.1	Letter of PricewaterhouseCoopers LLP dated January 11, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
January 12, 2010	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
16.1	Letter of PricewaterhouseCoopers LLP dated January 11, 2010